AIRCRAFT PURCHASE AGREEMENT

This **AIRCRAFT PURCHASE AGREEMENT** (this "**Agreement**") is made and entered into as of the 20 day of May, 2013 (the "**Effective Date**"), by and between GALENA AIR SERVICES COMPANY, a company organized and existing under the laws of the state of Colorado, whose address is 4725 So. Monaco St. Suite 215, Denver, CO 80237 ("**Seller**"), and NATIONAL EDUCATION LOAN NETWORK, INC., whose address is 121 S. 13th Street, Suite 201, Lincoln, NE 68508 ("**Purchaser**").

WITNESSETH:

WHEREAS, Seller desires to sell the Aircraft to Purchaser, and Purchaser desires to purchase the Aircraft from Seller.

NOW, THEREFORE, in consideration of these premises and the mutual covenants and agreements herein contained, the parties agree as follows:

ARTICLE I. DEFINITIONS

1.1 The following terms shall have the following meanings for all purposes of this Agreement:

"Aircraft" means (i) that certain CESSNA model 560XL (described on the International Registry Manufacturer's List as model 560 XLS) airframe bearing manufacturer's serial number 560-5597 and U.S. registration mark N780CC (the **"Airframe"**), together with two (2) PRATT & WHITNEY CANADA model PW545A (described on the International Registry Manufacturer's List as model PW500 SERIES) aircraft engines, bearing the manufacturer's serial numbers DD0203 and DD0206 (the **"Engines"**), (ii) all appurtenances, appliances, parts, avionics, instruments, components, accessions and furnishings pertaining thereto in Seller's possession, and (iii) all Aircraft Documents.

"Aircraft Documents" means all document records relating to or required to be maintained with respect to the Aircraft, including without limitation, all airframe, engine, and accessory logbooks, manuals, flight records, weight and balance manuals, tags, technical records, traceability records, task cards, information, overhaul records, maintenance records, maintenance contracts, computerized maintenance programs, airframe and aircraft component warranties (if any), engine warranties (if any), avionics warranties (if any), wiring diagrams, drawings, data, and all issued FAA Form 337s (if any).

"Aircraft Protocol" means the official English language text of the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment adopted on 16 November 2001 at a diplomatic conference in Cape Town, South Africa.

"Aircraft Purchase Offer" means that certain Aircraft Purchase Offer between Seller and Purchaser executed May 9, 2013.

"Aircraft Registration Application" means an FAA AC Form 8050-1 Aircraft Registration Application.

"Aircraft Specification" means the Aircraft Specification set forth in Exhibit A attached hereto.

"Bill of Sale" means a Warranty Bill of Sale for the Aircraft in the form of Exhibit E attached hereto.

"Business Day" means any day of the year in which banks are not authorized or required to close in the State of New York.

"Cape Town Convention" means, collectively, the Convention, Aircraft Protocol and International Registry Procedures and International Registry Regulations.

"Closing" means the consummation of the purchase and sale transaction contemplated by this Agreement.

"Closing Date" means the date the Closing occurs.

"Contract of Sale" has the meaning given to it in the Cape Town Convention.

"Convention" means the official English language text of the Convention on International Interests in Mobile Equipment adopted on 16 November 2001 at a diplomatic conference in Cape Town, South Africa.

"Delivery Costs" mean the actual fuel cost and all other costs required to relocate the Aircraft from the Inspection Facility to the Delivery Location.

"Delivery Flight" means the flight necessary to relocate the Aircraft from the Inspection Facility to the Delivery Location.

"Delivery Location" means Lincoln, Nebraska or another location within the 48 contiguous United States designated by Purchaser and reasonably acceptable to Seller.

"Delivery Receipt" means an Aircraft Delivery Receipt in the form of Exhibit D attached hereto.

"Delivery Condition" means the Aircraft will be in the following condition:

1. free and clear of all Liens at the time title is transferred at Closing;

2. in airworthy condition, with a valid U.S. Certificate of Airworthiness, with all systems, installed equipment and furnishings functioning normally per the manufacturer's manual and within the manufacturer's limits, and all airworthiness directives and mandatory service bulletins complied with;

3. with no material damage or corrosion history through delivery to Purchaser, not previously disclosed or noted as part of the Inspection Discrepancies (material damage or corrosion history is defined as that which would have a material and adverse effect on the value of the Aircraft);

4. with complete, original and consecutive logbooks;

5. with all Aircraft Documents and normal loose equipment, if any, in Seller's possession shall be delivered with the Aircraft;

6. with the Cescom maintenance tracking program fully paid up and current as of the time at delivery and, if transferable, Seller will assist Purchaser with the transfer on the same to Purchaser (Purchaser shall be responsible for contract transfer costs, if any); and

7. current on the manufacturer's recommended maintenance program, with all calendar and hourly inspections current through the date of delivery.

"Deposit" means a purchase money deposit in the amount of ONE HUNDRED FIFTY THOUSAND United States Dollars (US$150,000.00).

"Escrow Agent" means Insured Aircraft Title Service, 4848 S.W. 36th Street, Oklahoma City, Oklahoma 73176, Telephone: (405) 681-6663, Facsimile: (405) 681-9299, or with such other escrow agent as is acceptable to both Purchaser and Seller.

"FAA" means the Federal Aviation Administration.

"FAA Bill of Sale" means a FAA AC Form 8050-2 Aircraft Bill of Sale.

"FAA Registry" means the FAA Civil Aviation Registry, Aircraft Registration Branch, Mike Monroney Aeronautical Center, 6500 South MacArthur Boulevard, Oklahoma City, Oklahoma 73169.

"FAR" means the Aeronautics Regulations of Title 14, Parts 1 to 399 of the United States Code of Federal Regulations, as amended.

"Inspection" means Purchaser's pre-purchase inspection of the Aircraft, which shall include the following: (i) a records review, (ii) a test flight under the command and control of Seller of not more than two (2) hours in duration, and (iii) any additional commercially reasonable test or inspection previously provided by the inspection scope from Duncan Aviation, Inc. of the Aircraft requested by Purchaser necessary to determine that the Aircraft is in Delivery Condition. If the initial test flight results in the discovery of an Inspection Discrepancy, Purchaser may conduct an additional test flight and/or inspection to confirm any Inspection Discrepancy has been corrected to Purchaser's reasonable satisfaction.

"Inspection Discrepancy" means any item discovered during the Inspection or prior to Closing related to airworthiness that must be corrected or repaired in order for Seller to deliver the Aircraft to Purchaser at Closing in the Delivery Condition. Purchaser will cause the Inspection Facility to generate an inspection report (the "Inspection Report") that will specifically identify any discrepancies and provide the report to Seller.

"Inspection Facility" means Duncan Aviation, Inc., Lincoln, Nebraska.

"International Interest" has the meaning given to it in the Convention.

"International Registry" means the International Registry located in Dublin, Ireland, established pursuant to the Cape Town Convention.

"International Registry Procedures" means the official English language text of the Procedures of the International Registry issued by the supervisory authority thereof pursuant to the Cape Town Convention.

"International Registry Regulations" means the official English language text of the Regulations of the International Registry issued by the supervisory authority thereof pursuant to the Cape Town Convention.

"Inventory Listing" means an inventory of parts, loose equipment, engine covers, and spares pertaining to the Airframe and as set forth on Exhibit A.

"Lien(s)" means any lien, mortgage, security interest, lease, or other charge or encumbrance, or claim or right of others, including without limitation, rights of others under any engine or parts interchange, loan, lease, or pooling agreement and any International Interests.

"Positioning Costs" means the actual fuel costs and all other costs required to position the Aircraft at the Inspection Facility.

"Positioning Flight" means the flight conducted to position the Aircraft at the Inspection Facility.

"Purchase Price" means the amount of FIVE MILLION EIGHT HUNDRED THOUSAND United States Dollars (US$5,800,000.00).

"Purchase Price Balance" means the amount of FIVE MILLION SIX HUNDRED FIFTY THOUSAND United States Dollars (US$5,650,000.00) plus any other amounts payable by Purchaser under this Agreement.

"Sale" has the meaning given to it in the Cape Town Convention.

"Technical Acceptance Letter" means a Technical Acceptance Letter in the form of Exhibit C attached hereto.

"Test Flight" means any flight conducted as part of the Inspection.

"Visual Acceptance/Rejection Certificate" means the Visual Acceptance/Rejection letter in the form attached hereto as Exhibit B.

ARTICLE II. AGREEMENT TO BUY AND SELL

2.1 **Agreement.** For and in consideration of the Purchase Price, on the Closing Date, Seller shall sell and deliver the Aircraft to Purchaser, and Purchaser shall purchase and accept delivery of the Aircraft from Seller, on and subject to the terms and conditions set forth herein.

2.2 **Deposit.** Upon Purchaser's receipt of written acceptance of the Aircraft Purchase Offer from Seller, Purchaser will immediately transfer the Deposit to the Escrow Agent by wire transfer in immediately available funds. The Deposit shall be held by the Escrow Agent and shall be applied towards the Purchase Price at the Closing except as otherwise set forth herein. Upon delivery by Purchaser to Seller of the Technical Acceptance Letter accepting or conditionally accepting the Aircraft, Purchaser's Deposit shall become nonrefundable to Purchaser, except as otherwise set forth herein and subject to Seller's performance of its obligations hereunder.

ARTICLE III. AIRCRAFT CONDITION AND INSPECTION

3.1 **Delivery Condition.** Unless otherwise agreed to by Purchaser, it shall be a condition to Purchaser's obligation to consummate the transaction contemplated herein, and it shall be Seller's obligation to cause the Aircraft to be delivered in the Delivery Condition on the Closing Date.

3.2 **Visual Inspection.** On or about May 10, 2013, Purchaser completed a visual inspection of the Aircraft (hereinafter referred to as the "**Visual Inspection**"), and contemporaneously with execution of this Agreement, Purchaser shall execute the Visual Acceptance/Rejection Certificate accepting the visual condition of the Aircraft.

3.3 **Inspection Authority.** The Purchaser will conduct the Inspection through the Inspection Facility. If the parties cannot agree on the scope of the Inspection, this Agreement shall terminate, and the parties shall be returned to their respective positions *ab initio*. Purchaser shall have the right to have its technical representative and crew aboard any test flight. Prior to the commencement of the Inspection, Purchaser shall arrange for and pay all costs and expenses of the Inspection (except for any costs or expense required to place the Aircraft in the Delivery Condition) and shall provide proof of same to Seller.

3.4 **Inspection Location and Commencement.** The Inspection shall be performed at the Inspection Facility. The Seller shall cause the delivery of the Aircraft and the Aircraft Documents to the Inspection Facility on or about the scheduled commencement date for the Inspection. Seller shall bear the Positioning Costs for the Positioning Flight.

3.5 **Aircraft Inspection.** Within two (2) Business Days after completion of the Inspection and Purchaser's receipt of the written report from the Inspection Facility, Purchaser shall execute and deliver to Seller the Technical Acceptance/Rejection Letter and shall therein indicate:

3.5.1 Purchaser's acceptance of the Aircraft "as is"; or

3.5.2 Purchaser's acceptance of the Aircraft is subject solely to Seller's correction of all Inspection Discrepancies related to airworthiness documented in writing by the Inspection Facility; or

3.5.3 Purchaser's rejection of the Aircraft. In the event of rejection of the Aircraft, the Purchaser shall bear the cost of the Inspection and the actual fuel and other costs required to return the Aircraft to its home base, if any, and the Deposit shall be returned by the Escrow Agent to the Purchaser.

3.5.4 **Failure to Deliver Technical Acceptance Letter**. If Purchaser does not deliver a completed Technical Acceptance/Rejection Letter to Seller within the time period set forth above, Purchaser shall be deemed to have accepted the Aircraft under this section.

3.5.6. If the total estimated cost to correct the Inspection Discrepancies exceeds ONE HUNDRED THOUSAND United States Dollars (US$100,000.00), Seller may elect to not correct the Inspection Discrepancies; in such event, Seller shall pay Purchaser the cost of the Inspection and will reimburse Purchaser for any Positioning Costs and the Deposit will be returned to Purchaser.

3.6 **Acceptance and Correction of Discrepancies**. As soon as reasonably practicable after Purchaser's acceptance of the Aircraft "as is," or acceptance of the Aircraft subject solely to Seller's correction of all Inspection Discrepancies related to airworthiness, Seller shall diligently cause to be corrected all Inspection Discrepancies at Seller's cost and expense. Time is of the essence in the commencement and completion of repair work to correct the Inspection Discrepancies ("**Repair Work**"), and such Repair Work shall occur at the Inspection Facility. Prior to the commencement of the Repair Work, Seller and Purchaser will request an estimate ("**Repair Time Estimate**") from the parties and/or service providers engaged to complete the Repair Work, estimating the period of time required to complete the Repair Work. If any part of the Repair Work is estimated to require a period of time which Purchaser, in its sole, but reasonable discretion, deems excessive, Purchaser may reject the Aircraft pursuant to Section 3.5.3 above; such rejection shall be in writing within two (2) business of the receipt of the Repair Time Estimate and shall be provided to Seller prior to the commencement of any Repair Work. Purchaser's failure to provide such written notice within the foregoing timeframe will be conclusive evidence that the Repair Time Estimate has been accepted by Purchaser.

3.7 **Delivery Flight**. Following the rectification of the Inspection Discrepancies, the Seller and Purchaser intend to deliver the Aircraft at the Inspection Facility in Lincoln, Nebraska. Should the parties decide to deliver the Aircraft at a different Delivery Location other than the Inspection Facility, as set forth herein, Purchaser shall bear the Delivery Costs, and the Purchaser may accompany the Aircraft to such Delivery Location.

ARTICLE IV. CLOSING PROCEDURES

4.1 **Pre-Closing Obligations**. As soon as practicable after the Aircraft is returned to service following the repair and/or correction of all Inspection Discrepancies, or if no such Inspection Discrepancies are discovered, after Purchaser executes and delivers to Seller a Technical Acceptance/Rejection Letter indicating Purchaser's acceptance of the Aircraft as is, but in no event later than five (5) Business Days after such events ("**Pre-Closing Period**"):

4.1.1 Seller shall pre-position or cause to be pre-positioned with the Escrow Agent:

4.1.1.1 an undated, but otherwise fully executed Bill of Sale;

4.1.1.2. an undated, but otherwise fully executed FAA Bill of Sale; and

4.1.1.3 releases or terminations of all Liens, if any, affecting title to the Aircraft in a form recordable with the FAA.

4.1.2 Purchaser shall pre-position with the Escrow Agent:

4.1.2.1 an undated, but otherwise fully executed, Aircraft Registration Application for the Aircraft.

4.2 **Conditions Precedent to Seller's Obligations**. Seller's obligation to sell and deliver the Aircraft to Purchaser on the Closing Date shall be subject to the following conditions precedent:

4.2.1 Purchaser shall have performed and complied with all of the obligations, terms, conditions and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing, and all Purchaser's representations shall be true and accurate;

4.3 **Conditions Precedent to Purchaser's Obligations**. Purchaser's obligation to purchase and accept delivery of the Aircraft from Seller on the Closing Date shall be subject to the following conditions precedent:

4.3.1 The Aircraft shall be in the Delivery Condition; and

4.3.2 Seller shall have performed and complied with all of the obligations, terms, conditions and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing, and all Purchaser's representations shall be true and accurate.

4.4 **Closing**. The Closing shall occur before the end of the Pre-Closing Period. At the time of the Closing, the parties shall perform the following closing deliveries in the order presented, all of which collectively shall constitute the Closing:

4.4.1 Purchaser shall position with the Escrow Agent the Purchase Price Balance and Purchaser's share of the Escrow Agent's escrow fees;

4.4.2 Seller shall deliver the Aircraft to Purchaser at the Delivery Location;

4.4.3 Purchaser shall accept delivery of the Aircraft from Seller at the Delivery Location and shall simultaneously deliver to Seller a fully executed Delivery Receipt and confirm in writing to the Escrow Agent that Purchaser is prepared to accept delivery of the Aircraft;

4.4.4. Purchaser shall authorize Escrow Agent to release the Deposit and Purchase Price Balance, and any other funds due Seller pursuant to the terms and conditions of this Agreement, less Seller's share of the Escrow Agent's escrow fees, to Seller;

4.4.5 Seller and Purchaser shall jointly instruct the Escrow Agent to date and file the releases and termination of liens, if any, the Bill of Sale and Application (subject to any instructions to the Escrow Agent by any lien holder, but which instructions shall not in any event relieve Seller of its obligation to transfer the Aircraft to purchaser free and clear of Liens); and

4.4.5.1 Purchaser and Seller shall authorize and hereby authorize the Escrow Agent to register Sale of the Aircraft and related engines on the International Registry as a Contract of Sale.

ARTICLE V. REPRESENTATIONS AND WARRANTIES

5.1 **Seller's Representations and Warranties**. Seller hereby represents and warrants as follows:

5.1.1 Seller is a corporation duly formed, validly existing and in good standing under the laws of Colorado, having the capacity to sue and be sued in its own name, having full power, legal right and authority to carry on its business as currently conducted, and to execute, deliver and perform the provisions of this Agreement;

5.1.2 The execution, delivery, and performance by Seller of this Agreement and the sale of the Aircraft has been duly authorized by all necessary action on behalf of Seller and does not conflict with or result in any breach of any of the terms or constitute a default under any document, instrument, or agreement to which Seller is a party;

5.1.3 The person executing this Agreement on behalf of Seller has full power and authority to do so;

5.1.4 This Agreement constitutes the legal, valid and binding obligations of Seller and is enforceable against Seller in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws affecting the enforceability of contractual obligations and creditors' rights generally and by the application of equitable principles by courts of competent jurisdiction sitting at law or in equity;

5.1.5 Seller, at the time of Closing, shall have and convey to Purchaser good and marketable title to the Aircraft, free and clear of all Liens, and Seller will warrant and defend such title forever against all claims and demands whatsoever;

5.1.7 Seller has paid, and shall defend, indemnify and hold Purchaser harmless from and against, any and all Taxes (as defined in Section 7.1 hereof), fees, duties, penalties, charges, invoices, and statements arising from any purchase, sale, delivery, transfer, possessions, use, storage, operation, consumption, ownership or registration of the Aircraft prior to the Closing; and

5.1.8 Seller has not entered into any agreement (other than this Agreement) pursuant to which Seller is or may be contractually and/or legally obligated to sell, lease, assign or otherwise transfer the Aircraft or any interest in the Aircraft to any party other than Purchaser.

5.2 **Purchaser's Representations and Warranties**. Purchaser hereby represents and warrants as follows:

5.2.1 Purchaser is duly organized, validly existing and in good standing under the laws of the State of Nevada, having the capacity to sue and be sued in its own name, having full power, legal right and authority to carry on its business as currently conducted, and to execute, deliver and perform the provisions of this Agreement;

5.2.2 The execution, delivery, and performance by Purchaser of this Agreement and the acquisition of the Aircraft has been duly authorized by all necessary action on behalf of Purchaser and does not conflict with or result in any breach of any of the terms or constitute a default under any document, instrument, or agreement to which Purchaser is a party;

5.2.3 The person executing this Agreement on behalf of Purchaser has full power and authority to do so;

5.2.4 This Agreement constitutes the legal, valid and binding obligations of Purchaser and is enforceable against Purchaser in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the enforceability of contractual obligations and creditors' rights generally and by the application of equitable principles by courts of competent jurisdiction sitting at law or in equity;

5.2.5 The parties acknowledge and agree that Seller's obligation to provide any products, services or information under this Agreement is expressly subject to the laws, rules and regulations of the United States regarding export/import compliance requirements, including without limitation the International Traffic in Arms Regulations (ITAR), Export Administration Regulations (EAR), Foreign Assets Control Regulations, USA PATRIOT Act of 2001, Pub. L. No. 107-56, and Customs Regulations, as well as such export/import compliance requirements of any other jurisdiction as may apply to the export/import of such items ("**Export/Import Laws**"). Purchaser will not use, distribute, transfer or transmit any products, information or services provided under this Agreement except in compliance with the applicable Export/Import Laws, specifically including, but not limited to, U.S. laws and regulations prohibiting re-export of such items to certain prohibited jurisdictions and restricted parties. In no event shall Seller be obligated under this Agreement to provide access to or furnish any products, information or services to any person except in compliance with applicable Export/Import Laws, policies and license conditions. The obligations stated above in this section will survive the expiration, cancellation or termination of this Agreement or any other related Agreement. In connection with this Section 5.2.5, Purchaser confirms (i) that it

is compliance with all Export/Import Laws as they relate to this Agreement and (ii) that as of execution of this Agreement, Purchaser is the intended end-user of the Aircraft.

ARTICLE VI. DISCLAIMER

6.1 **DISCLAIMER AND LIMITATION OF LIABILITY**. EXCEPT AS TO TITLE AND FREEDOM FROM LIENS, THE AIRCRAFT IS BEING SOLD AND DELIVERED TO PURCHASER IN "AS IS, WHERE IS, WITH ALL FAULTS" CONDITION AT TIME OF DELIVERY, WITHOUT ANY REPRESENTATION, WARRANTY OR GUARANTY OF ANY KIND BEING MADE OR GIVEN BY SELLER, ITS MEMBERS, MANAGERS, OFFICERS, AGENTS, EMPLOYEES, ATTORNEYS OR ASSIGNS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, AND SELLER DISCLAIMS ALL EXPRESS OR IMPLIED WARRANTIES WHETHER ARISING IN LAW, IN EQUITY, IN CONTRACT OR IN TORT, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY, AIRWORTHINESS, DESIGN, CONDITION, OR FITNESS FOR A PARTICULAR USE. PURCHASER HEREBY WAIVES, RELEASES AND RENOUNCES ANY CLAIM (INCLUDING, WITHOUT LIMITATION, INCIDENTAL OR CONSEQUENTIAL DAMAGES) OR EXPENSE CAUSED BY THE AIRCRAFT OR BY PURCHASER'S LOSS OF USE THEREOF FOR ANY REASON WHATSOEVER, EXCEPT FOR ANY CLAIM ARISING OUT OF SELLER'S COVENANT OF TITLE AND FREEDOM FROM LIENS OR ENCUMBRANCES. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER SHALL NOT BE LIABLE OR RESPONSIBLE TO PURCHASER FOR ANY DEFECTS, EITHER PATENT OR LATENT, IN THE AIRCRAFT, OR FOR ANY DIRECT OR INDIRECT DAMAGE TO PERSONS OR PROPERTIES RESULTING THEREFROM, OR FOR PURCHASER'S LOSS OF USE OF OR A DIMINUTION IN VALUE OF THE AIRCRAFT, OR FOR ANY INTERRUPTION IN PURCHASER'S BUSINESS CAUSED BY PURCHASER'S INABILITY TO USE THE AIRCRAFT FOR ANY REASON WHATSOEVER.

6.2 UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE FOR LOST PROFITS, LOSS OF BUSINESS, LOSS OF USE OR ANY OTHER INCIDENTAL, INDIRECT, CONSEQUENTIAL OR SPECIAL DAMAGES ARISING OUT OF OR RELATED TO THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY DELAY IN CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND EACH PARTY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO SUCH DAMAGES.

6.3 PURCHASER IS RELYING ENTIRELY ON ITS INSPECTION OF THE AIRCRAFT AS TO THE CONDITION OF THE AIRCRAFT.

ARTICLE VII. MISCELLANEOUS

7.1 **Taxes**. Purchaser shall bear (and shall indemnify Seller, and its affiliates and their officers, directors, managers, members, and their successors and assigns for and against) all sales, use, property, fuel, excise, import, export, value added or transaction privilege, ad valorem and any other taxes, charges, duties, penalties, charges, invoices, statements and fees of any kind that may be imposed by any federal, state, county, local, or other governmental or taxing authority ("**Taxes**"), including without limitation any Taxes imposed as a result of (i) the sale, delivery, or transfer of the Aircraft to Purchaser, except for any Taxes imposed on or measured by Seller's income, and (ii) the possession, ownership, use, storage, operation, registration, or other consumption of the Aircraft by Purchaser after Closing. In the event Seller receives notice or otherwise becomes aware of any audit, claim, assessment or proposed assessment of any tax for which Purchaser is alleged to be responsible under this Section, Seller shall immediately notify Purchaser thereof, and Purchaser shall have the right to control, manage or defend any such audit, claim, assessment or proposed assessment; provided, however, that Purchaser shall have retained counsel reasonably satisfactory to Seller within ten (10) days of such notification to Purchaser, and Seller shall have the right to participate in such process at its own cost and expense. Except with the prior written consent of Seller, which consent shall not be unreasonably withheld, Purchaser shall not have the authority to settle or compromise any action for which it has assumed the defense hereunder if such settlement or compromise provides for injunctive or other equitable relief against Seller or otherwise provides for any continuing obligations of any nature against Seller or loss of rights of Seller. Seller's failure to provide Purchaser such notice in a timely manner shall not relieve Purchaser of its obligation to pay any such tax, or any associated interest or penalties (unless such interest or penalty is a result of any act or omission by or on behalf of Seller, not otherwise authorized or directed by Purchaser). The parties agree to provide each other with all information on a continuing basis that they reasonably request relating to any matters covered by this Section. Prior to Closing, Purchaser shall provide to Seller a properly completed certificate of exemption (or equivalent), if any, prescribed by the state in which the Delivery Location is located that certifies that no Taxes are due upon the sale or delivery of the Aircraft (and such other documents that Seller may reasonably request in support thereof), and, in reliance thereon, unless otherwise required by law, no Taxes will be added to the Purchase Price.

7.2 **Warranties and Maintenance Program Contracts**. To the extent that any warranties and/or indemnities from manufacturers, prior owners of the Aircraft, service providers or suppliers with respect to the Aircraft are still in effect and are assignable, all rights under such warranties and/or indemnities are hereby assigned and transferred to Purchaser effective at the time of the Closing. Seller shall assist Purchaser in maintaining continuity of and transferring any such warranties and/or indemnities, and shall execute whatever documents or agreements may be necessary or convenient to vest all rights under such warranties in Purchaser and to permit Purchaser to assert or process claims thereunder. Without limiting the generality of the foregoing, effective upon the Closing, Seller hereby assigns to Purchaser:

7.2.1 all rights to enforce or compel performance under any such warranty and or indemnities;

7.2.2 all rights to receive any services, property, or moneys accruing or becoming due after the Closing Date pursuant to any such warranty and/or indemnities, and to receive proceeds of any indemnity, guaranty or collateral security with respect to any such warranty and indemnities; and

7.2.3 all claims for damages arising out of or for breach or default under any such warranty, and all rights to exercise any remedy for breach or default under any such warranty that may be available under such warranty and/or indemnities at law or in equity.

7.3 **Pre-Existing Warranty Claims.** Notwithstanding the foregoing, Seller reserves the right to assert claims under any such warranties to the extent that the same relate to facts and circumstances arising prior to the Closing Date.

7.4 **Risk of Loss, Damage or Destruction of Aircraft.**

7.4.1 **Risk of Loss.** Title to and risk of loss, injury, destruction or damage to the Aircraft shall pass from Seller to Purchaser on the later to occur of the time that (i) the FAA Bill of Sale is filed with the FAA Registry, or (ii) the Purchase Price is released to Seller.

7.4.2 **Destruction or Damage**. Notwithstanding any contrary provision of this Agreement, if at any time prior to the Delivery the Aircraft is destroyed or damaged, at the election of Purchaser, the Deposit shall immediately be refunded to Purchaser, and this Agreement shall terminate and be of no further force or effect.

7.5 **Default.**

7.5.1 **Seller's Default**. This Agreement may be terminated by Purchaser in the event of a breach by Seller of any provision of this Agreement which breach is not cured within two (2) Business Days of the delivery to Seller of written notice thereof from Purchaser, or which breach by its nature cannot be cured prior to Closing. If Purchaser elects to terminate this Agreement under this section, the Deposit shall be immediately refunded to Purchaser, Seller shall reimburse Purchaser upon Purchaser's demand for the actual costs of the Inspection payable by Purchaser to the Inspection Facility plus any Positioning Costs or Delivery Costs previously paid by Purchaser, and this Agreement shall be of no further force or effect. Purchaser acknowledges and represents that the above-referenced damages and reimbursements are a reasonable estimate of the damages that would be incurred by Purchaser in the event Seller defaults under this Agreement. Purchaser's rights to receive the above-referenced amounts shall be the sole remedy available to Purchaser in the event Seller defaults on Seller's obligations under this Agreement, and Purchaser waives any other remedies that may be available to Purchaser at law or in equity.

7.5.2 **Purchaser's Default.** This Agreement may be terminated by Seller in the event of a breach by Purchaser of any provision of this Agreement which breach is not cured within two (2) Business Days of the delivery to Purchaser of written notice thereof from Seller, or which breach by its nature cannot be cured prior to Closing. If Seller elects to terminate this Agreement under this Section, Escrow Agent shall pay the Deposit to Seller as liquidated damages, and this Agreement shall be of no further force or effect. Seller acknowledges that the liquidated damages amount provided for in this Section is a reasonable estimate of the damages that would be incurred by Seller in the event Purchaser defaults on Purchaser's obligations under this Agreement. Seller's rights to receive the Deposit as liquidated damages shall be the sole remedy available to Seller in the event Purchaser defaults under this Agreement, and Seller waives any other remedies that may be available to Seller at law or in equity.

7.6 **Force Majeure.** The term **"Force Majeure"** means any cause beyond a party's reasonable control that prevents a party from meeting its obligations under this Agreement, including but not limited to, acts of God or the public enemy, acts of terrorism, war or other outbreak of hostilities, civil commotion, strikes, lockouts, and labor disputes. A party shall promptly notify the other party that it will be unable to perform its obligations hereunder due to a Force Majeure. In such event, the time for such party's performance shall be extended for the pendency of such event; provided, however, that should such nonperformance extend beyond thirty (30) days, the unaffected party may at its option terminate this Agreement upon written notice to the other party. In such event, the Escrow Agent shall: (i) deduct from the Deposit and pay to itself one-half of any agreed upon escrow fees payable to the Escrow Agent, and (ii) remit the balance of the Deposit to Purchaser. Thereafter, neither party shall have any obligation or liability to the other with respect to the subject matter of this Agreement, except that Purchaser shall remain liable for the cost of the Inspection and Repositioning Costs (as a matter of clarification, excluding the cost of any repairs or improvements made on the Aircraft).

7.7 **Amendments**. The provisions of this Agreement may not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by both parties hereto.

7.8 **Severability**. Any provision of this Agreement that may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.9 **Assignment**. This Agreement may not be assigned by any party without the prior written consent of the other party; provided, however, the (i) Purchaser shall have the right to assign this Agreement to a wholly owned affiliate upon prior written notice to Seller, or otherwise with the prior written consent of Seller, which consent shall not be unreasonably withheld, delayed or conditioned, (ii) Purchaser shall have the right to assign its rights under this Agreement to a financial institution providing lease or mortgage financing of the Purchase Price,

and (iii) any party shall have the right to assign this Agreement to a qualified intermediary or other accommodating title holder as set forth in Section 7.10 in connection with the consummation of a 1031 tax deferred exchange upon written notice to the other party; provided, however, in the case of any such assignment, the assignor shall remain primarily obligated for its assignee's payment and performance of assignor's obligations hereunder.

7.10 **1031 Exchange.** Seller or Purchaser may desire to exchange other aircraft of like kind and qualifying use within the meaning of Section 1031 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder, for the Aircraft which is the subject of this contract. Such party expressly reserves the right to assign its rights and interests, but not its obligations, hereunder to a qualified intermediary as provided in Reg. 1.1031 (k)-1(g)(4) on or before the Closing Date, and the other party hereby assents to any such assignment. The parties agree to cooperate with each other or an assignee in order to complete a qualifying like kind exchange for the benefit of such party, provided that the other party shall incur no liability, cost or expense in connection therewith.

7.11 **Successor and Assigns.** This Agreement shall inure to the benefit of and be binding upon each of the parties hereto and their respective successors and permitted assigns.

7.12 **Headings and References.** The division of this Agreement into sections and the insertion of headings is for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

7.13 **Counterparts.** This Agreement may be fully executed in two or more counterparts by each of the parties hereto, such counterparts together constituting but one and the same instrument. Such counterparts may be exchanged via facsimile or other electronic transmission.

7.14 **Notices.** All communications, declarations, demands, consents, directions, approvals, instructions, requests and notices required or permitted by this Agreement shall be in writing and shall be deemed to have been duly given or made when delivered personally or transmitted electronically by facsimile or email, receipt acknowledged, or in the case of documented overnight delivery service or registered or certified mail, return receipt requested, delivery charge or postage prepaid, on the date shown on the receipt thereto, in each case at the address set forth below:

If to Purchaser:

	Entity:	NATIONAL EDUCATION LOAN NETWORK
	Attention:	Terry J. Heimes, Chief Financial Officer
	Physical Address:	121 S. 13th Street, Suite 201 Lincoln, NE 68508
	Phone:	402 458 2303
	Email:	terry.heimes@nelnet.net

With a copy to:

	Entity:	DUNCAN AVIATION, INC.
	Attention:	Rene' Cardona
	Physical Address:	3701 Aviation Road, Lincoln, NE 68524
	Phone:	402 479 1529
	Fax:	402 479 1521
	Email:	rene.cardona@duncanaviation.com

If to Seller:

	Entity:	GALENA AIR SERVICES COMPANY
	Attention:	Steve Mooney
	Physical Address:	4725 So. Monaco St. Suite 215 Denver, CO 80237
	Phone:	303-761-5213
	Email:	steve@mooneyfs.com

With a copy to:

Entity:	McAFEE & TAFT A PROFESSIONAL CORPORATION
Attention:	Scott McCreary
Physical Address:	Tenth Floor, Two Leadership Square 211 North Robinson Oklahoma City, OK 73102-7103
Phone:	405-552-2367
Fax:	405-228-7367
Email:	scott.mccreary@mcafeetaft.com

7.15 **Attorney Fees**. In the event it becomes necessary to enforce the terms of this Agreement by litigation or otherwise, the prevailing party shall be entitled to recover its reasonable attorney fees and court costs, including any such fees or costs arising from subsequent appeals and efforts to execute on any judgment.

7.16 **Non-Waiver**. Any failure at any time of either party to enforce any provision of this Agreement shall not constitute a waiver of such provision or prejudice the right of such party to enforce such provision at any subsequent time.

7.17 **Entire Agreement**. The parties agree that the terms and conditions of this Agreement constitute the entire agreement between the parties with respect to the subject matter hereof. This Agreement supersedes all prior agreements between the parties, express or implied including, without limitation, any offer to purchase or letter of intent.

7.18 **Transaction Costs and Expenses**. Except as otherwise set forth herein, each party to this Agreement shall bear its own transaction costs and expenses, including, without limitation, any brokers' commissions and/or attorneys' fees. Notwithstanding anything herein to the contrary, it is hereby understood and agreed that Duncan Aviation, Inc. ("**Duncan**") as the procuring cause of the transaction shall be paid a commission at closing, which sum shall be disbursed immediately by the Escrow Agent in accordance with a letter agreement by and between Duncan and Seller. Each party hereto agrees to indemnify and hold the other harmless from and against any claims made by any broker or other party claiming an interest in the Aircraft or the Purchase Price arising from an actual or alleged relationship or agreement with the indemnifying party. Purchaser and Seller shall each pay one-half (½) of Escrow Agent's escrow fees and expenses relating to the transactions contemplated hereby.

7.19 **Survival**. The representations, warranties, and indemnification obligations of Purchaser and Seller shall survive the Closing in perpetuity; provided, however, that any of the same pertaining to the condition of the Aircraft, if any, shall terminate at Closing.

7.20 **Time Is of the Essence**. Time shall be of the essence for all events contemplated hereunder.

7.21 **Further Assurances**. Each of the parties hereto covenants and agrees to execute such other and further documents relating to the matters set forth herein and to take or cause to be taken such other and further actions as may be reasonably necessary or appropriate to carry out the purposes and intent of this Agreement and to consummate the transactions contemplated hereby.

7.22 **Governing Law**. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Oklahoma including all matters of construction, validity and performance, without giving effect to its conflict of laws provisions. Each of the parties irrevocably and unconditionally: (a) agrees that any suit, action or legal proceeding arising out of or relating to this Agreement shall be brought in the courts of the State of Oklahoma in Oklahoma County or the District Court of the United States having jurisdiction over Oklahoma County, Oklahoma ; (b) consents to the jurisdiction and court rules in Oklahoma; (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts; and (d) agrees that service of any court paper may be effected on such party by mail, or in such other manner as may be provided under applicable laws or court rules in Oklahoma .

7.23 **Cape Town Convention.**

7.23.1 Prior to the closing, Purchaser and Seller each shall become a "transacting user entity" with the International Registry at its own expense.

7.23.2 Each party shall, as a condition to closing, authorize Escrow Agent to act as, and shall designate Escrow Agent as, a "professional user entity" (as such term is defined and used in the International Registry Procedures and International Registry Regulations) to effect, amend, discharge and consent to registrations with respect to the Aircraft on its behalf. Neither Seller nor Purchaser shall revoke such authorization until after the earlier to occur of (i) registration of a Contract of Sale of the Aircraft with the International Registry following the filing with the FAA of the Bill of Sale conveying the Aircraft from Seller to Purchaser, or (ii) termination of this Agreement in accordance with its terms. Without Seller's prior written consent, Purchaser and Purchaser's lender shall not effect or cause to effect a prospective International Interest on the Aircraft (including the airframe and the related engines) and shall upon such registration of any such prospective International Interest take all necessary actions to discharge or cause to discharge such registration.

7.23.3 Purchaser and Seller shall cooperate to cause Escrow Agent, as a professional user entity, to register a Contract of Sale of the Aircraft with the International Registry immediately after filing of the Bill of Sale with the FAA, and each hereby expressly consents to the registration of the Contract of Sale with respect to the Aircraft.

7.24 **Deposit Refund Procedures**. If this Agreement is terminated by Purchaser prior to the Purchaser accepting or conditionally accepting the Aircraft by execution and delivery of the Technical Acceptance/Rejection Letter, and at no fault of the Seller, the Deposit shall be refunded to Purchaser upon compliance with the following conditions: (i) Seller and Escrow Agent shall have received a certification from the Inspection Facility confirming that all amounts owed by Purchaser to the Inspection Facility have been paid and that no liens or claims have been placed on the Aircraft arising out of or relating to the Inspection (assuming Seller is not otherwise obligated to pay for the Inspection hereunder); (ii) Escrow Agent shall have received a notice from Seller that Seller has received payment of all amounts and reimbursements due or payable by Purchaser hereunder; and (iii) Escrow Agent, at Purchaser's cost, shall have confirmed that there have been no registrations at the International Registry against the Aircraft (or any part thereof) by Purchaser or any person claiming by, through, under or in connection with Purchaser (each, an **"IR Filing"**). In the event Purchaser shall have failed to pay the Inspection Facility, has caused or suffered a lien to exist or be asserted against the Aircraft, has failed to pay or reimburse Seller any amount(s) due hereunder, or has filed or registered or permitted to be filed or registered any IR Filing, Escrow Agent shall apply the Deposit to the payment due to the Inspection Facility, the removal of such lien(s) and all costs associated therewith, the payment to Seller of all amounts due to Seller hereunder and/or the removal of the IR Filing. Any remaining portion of the Deposit shall be refunded to Purchaser, whereupon this Agreement shall terminate, and neither party shall have any obligation to the other under this Agreement. Pending full compliance with the foregoing provisions of this Section, Escrow Agent shall not return the Deposit to Purchaser. In the event the Deposit is insufficient to cover any amounts due or payable to Purchaser hereunder, Purchaser shall remain solely liable therefor.

7.25 **Confidentiality**. Each Seller and Buyer agrees to treat this Agreement and the terms hereof as confidential and not to, without the prior written consent of the other party, disclose the terms hereof to any other person, except to (i) its counsel and accountants or other agents or professional advisers in connection with or relating to the transactions contemplated by this Agreement, (ii) any governmental agency or instrumentality or other supervising body requesting such disclosure, (iii) any person as may be required by any government regulation or order, law, statute, rules, regulations, decrees, subpoenas or court orders, an (iv) its directors, officers, employees, affiliates, successors and assigns.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned parties have caused this Aircraft Purchase Agreement to be executed, delivered and effective as of the date first above written.

GALENA AIR SERVICES COMPANY
Seller:

By: F.S. Mooney

Name: F. S. MOONEY

Title: PRESIDENT

NATIONAL EDUCATION LOAN NETWORK, INC.
Purchaser:

By: ______________________

Name: ______________________

Title: ______________________

AGREEMENT OF ESCROW AGENT

Insured Aircraft Title Service hereby agrees to and accepts the terms and conditions of this Agreement and agrees to perform and discharge all of the duties and obligations of the Escrow Agent hereunder strictly in accordance with the terms hereof, this _____ day of May, 2013.

Escrow Agent
Insured Aircraft Title Service

By: ______________________

Name: ______________________

Title: ______________________

IN WITNESS WHEREOF, the undersigned parties have caused this Aircraft Purchase Agreement to be executed, delivered and effective as of the date first above written.

GALENA AIR SERVICES COMPANY
Seller:

By: ______________________________

Name: ______________________________

Title: ______________________________

NATIONAL EDUCATION LOAN NETWORK, INC.
Purchaser:

By: [signature]

Name: William J. Munn

Title: Secretary and General Counsel

AGREEMENT OF ESCROW AGENT

Insured Aircraft Title Service hereby agrees to and accepts the terms and conditions of this Agreement and agrees to perform and discharge all of the duties and obligations of the Escrow Agent hereunder strictly in accordance with the terms hereof, this _____ day of May, 2013.

Escrow Agent
Insured Aircraft Title Service

By: ______________________________

Name: ______________________________

Title: ______________________________

IN WITNESS WHEREOF, the undersigned parties have caused this Aircraft Purchase Agreement to be executed, delivered and effective as of the date first above written.

GALENA AIR SERVICES COMPANY
Seller:

By: ______________________________

Name: ______________________________

Title: ______________________________

NATIONAL EDUCATION LOAN NETWORK, INC.
Purchaser:

By: ______________________________

Name: ______________________________

Title: ______________________________

AGREEMENT OF ESCROW AGENT

Insured Aircraft Title Service hereby agrees to and accepts the terms and conditions of this Agreement and agrees to perform and discharge all of the duties and obligations of the Escrow Agent hereunder strictly in accordance with the terms hereof, this 20 day of May, 2013.

Escrow Agent
Insured Aircraft Title Service

By: [signature]

Name: Kirk Woford

Title: Pres.

EXHIBIT A

CONTACT: ERROL BADER - ERROL@USAERO.COM 801-376-6084

SUMMARY
One Owner since new/Part 91 operation/Excellent interior and exterior

AIRFRAME & ENGINES

Airframe Total Time: 1,166.9 hrs	Total Landings: 601
Engines: PW545B	
L/H Engine: 1,166 hrs	Cycles: 587
R/H Engine: 1,166.9 hrs	Cycles: 587
APU: Honeywell RE100XL	131.9 HRS 40 Cycles

AVIONICS

Honeywell Primus 1000 Dual XS-852
Honeywell Primus 1000 A/P
Dual Honeywell RCZ-833 Comms
Dual Honeywell NV-850 Navs
Honeywell DF-850 ADF
Dual Honeywell DM-850 DME
Dual UNS-1Esp 803 Software System

Mode "S" Enhanced XPDR
Honeywell Primus 880-Color Radar
Heads Up Technologies Automated Pax PBS-250
TCAS II w/ change 7
Honeywell Mark V TAWS A EGPWS with RAAS
AirCell ST-3100 Satcom Phone
UniLink UL-701 COM Data Management

FEATURES/EQUIPMENT

RVSM Artex C406-2 ELT
8.33KHz & FM-Immunity
L3 FA2100 CVR
Precise Pulselites
Av Visor Plus

MSG-3 maintenance as of July 2008
RG-380E/44LA3 Lead Acid Concorde Battery
Cockpit Speaker Mute Switch
HF-1050 Provisions
LED wing, navigation and strobe lights

INTERIOR
Six premium tan leather executive seats are complimented by a two-place side facing divan opposite entry door and belted seat opposite the lav. Burl cabinetry, tan headliner, tan sidewalls, neutral lower sidewalls and brown carpeting, extended galley with ample storage and ice cooler. Three 110-volt outlets.

EXTERIOR
Matterhorn White with Green and Tan striping.

INSPECTIONS/MAINTENANCE
CESCOM-CAMP
Phase 1-4 Completed in February 2013

Specifications and other technical details subject to buyer verification


VISION


EXIT

VISUAL ACCEPTANCE CERTIFICATE

GALENA AIR SERVICES COMPANY
4725 So. Monaco St. Suite 215
Denver, CO 80237
Email : steve@mooneyfs.com

NATIONAL EDUCATION LOAN NETWORK, INC. ("**Purchaser**") hereby acknowledges that it has undertaken a visual Inspection of the Aircraft in accordance with the Aircraft Purchase Agreement dated the 20th day of May, 2013, between GALENA AIR SERVICES COMPANY and Purchaser. Purchaser hereby:

ACCEPTS THE VISUAL CONDITION OF THE AIRCRAFT

Dated this 20th day of May, 2013.

NATIONAL EDUCATION LOAN NETWORK, INC.
Purchaser:

By:____________________________________

Name: William J. Munn

Title: Secretary and General Counsel

TECHNICAL ACCEPTANCE LETTER

Date: May 31, 2013

GALENA AIR SERVICES COMPANY
4725 So. Monaco St. Suite 215
Denver, CO 80237
Email : steve@mooneyfs.com

NATIONAL EDUCATION LOAN NETWORK, INC.
121 S. 13th Street, Suite 201
Lincoln, NE 68508
Email: bill.munn@nelnet.net

Re: Completion of Pre-Purchase Inspection

Gentlemen:

Pursuant to that certain Aircraft Purchase Agreement (the **"Agreement"**) dated as of the 20th day of May, 2013, by and between GALENA AIR SERVICES COMPANY (**"Seller"**) and NATIONAL EDUCATION LOAN NETWORK, INC. (**"Purchaser"**), pertaining to that certain CESSNA model 560XL (described on the International Registry Manufacturer's List as model 560 XLS) airframe bearing manufacturer's serial number 560-5597 and U.S. registration mark N780CC (the **"Airframe"**), together with two (2) PRATT & WHITNEY CANADA model PW545A (described on the International Registry Manufacturer's List as model PW500 SERIES) aircraft engines, bearing the manufacturer's serial numbers DD0203 and DD0206 (the **"Engines"**) (the Airframe and Engines are collectively the **"Aircraft"**), as more particularly described in the Agreement, this letter confirms that Purchaser has completed its Inspection (as such term is defined in the Agreement) of the Aircraft.

CHECK ONE:

____ The technical condition of the Aircraft is hereby accepted and the Deposit is nonrefundable subject to Seller's performance of its obligations under the Agreement.

_XX_ Subject to (a) correction or repair by Seller, at Seller's sole cost and expense, of all Inspection Discrepancies listed on **"Annex A"** hereto, such correction or repair being necessary to place the Aircraft in Delivery Condition, as such term is defined in the Agreement; and (b) a Purchase Price credit for the cost of acquisition of certain equipment also identified on **"Annex A"** hereto which was identified on the Aircraft Specification as included but upon Inspection was determined not to be included, the technical condition of the Aircraft is hereby accepted in accordance with the terms of the Agreement, and the Deposit is nonrefundable subject to Seller's performance of its obligations under the Agreement.

____ The technical condition of the Aircraft is hereby rejected and the Deposit shall be returned to the Purchaser.

Agreed and Acknowledged:

Purchaser:	**Seller:**
NATIONAL EDUCATION LOAN NETWORK, INC.	**GALENA AIR SERVICES COMPANY**
By: [signature]	By: ______________________
William J. Munn	
Title: Secretary and General Counsel	Title: ______________________

ANNEX A

INSPECTION DISCREPANCIES TO BE CORRECTED AND

REQUEST FOR PURCHASE PRICE CREDIT FOR EQUIPMENT NOT INCLUDED

The following enumerated items as identified on the Item Approval Sheet with respect to Duncan Aviation's Pre-Buy Inspection performed on Citation XLS s/n 5597 (N780CC), Work Order Number # X474A, a copy of which has previously been provided to Seller and Purchaser, and which is attached hereto, shall be corrected at Seller's expense in order for the Aircraft to be delivered to Purchaser in Delivery Condition.

Items: 11, 12, 13, 14, 17, 18, 19, 20, 21, 23, 28, 31, 32, 34, 36 (duplicative of 11), 37 (duplicative of 12), 40, 41, 42, 43, 44, 47, 49, 50, 51, 54, 55, 59, 63 (completed via SOAP process), 64, 65, 66, 68.

In addition to the foregoing, the Purchaser has determined via the Inspection that certain equipment listed on the Aircraft Specification (Exhibit A to the Agreement) and therefore represented as included in the Inventory Listing, is not installed or existing on the Aircraft, specifically:

1. PBS-250 Passenger Briefer System - Heads Up Technologies – original cost $5,050
2. RAAS (Runway Awareness and Advisory System) – Honeywell – original cost $22,250
3. UL 701 UniLink, Universal – original cost $36,950.

The total original cost of such items, as stated in the Cessna Citation XLS Optional Equipment Selection Guide (effective for aircraft to be delivered in 2006) was $64,250. Accordingly, Purchaser requests a reduction to the Purchase Price in such amount.

Item Approval Sheet

5/29/13
8:06:05

Page# 1

DUNCAN AVIATION

Aircraft Reg no . . N780CC
Job or work order . X474A
Customer name . . . NELNET CORPORATION
Aircraft make/model CESSNA/560XL Serial 560-5597
In date . . . . . . 5/20/13 Out date 5/29/13
Project manager . . William D Morris
Technical rep . . . Edward K Johnson

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
1	Pre-Purchase Physical Evaluation (Citation 560XL) Customer Advisory			11486.00	
2	Pre-Purchase Evaluation Optional Test Flight (Tech Fly alone) Customer Advisory			234.00	
3	PrePurchase Evaluation Optional capacity Test of Main Battery & Emergency Power Supplies Customer Advisory			1107.00	
4	Low Pressure Compressor Case and Fan Evaluation Customer Advisory			242.00	
5	Perform inspection of the Citation 560XL/XLS Hotspot Checklist except for the last 3 items. Customer Advisory			1755.00	
6	Engine SOAP/TAN Analysis Sample taken Customer Advisory			484.00	
7	Evaluate and Clean Oil Filter Customer Advisory			364.00	
8	Pre-Purchase Records Research to Start on Tracker Customer Advisory			2910.00	
9	Lightning Strike Check Customer Advisory			936.00	

Each item: APPROVAL __________ DO NOT WORK __________

ITMAPPR

DUNCAN AVIATION

Aircraft Reg no . . N780CC
Job or work order . X474A
Customer name . . . NELNET CORPORATION
Aircraft make/model CESSNA/560XL Serial 560-5597
In date . . . . . . 5/20/13 Out date 5/29/13
Project manager . . William D Morris
Technical rep . . . Edward K Johnson

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
10	Check Horizontal Stab Actuator for leaks Customer Advisory			351.00	

APPROVAL __________ DO NOT WORK __________

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
11	Comply with Service Bulletin 560XL-53-16 Modify the Drain installation of the tailcone stinger on the aft canted bulkhead. This will comply with AD 2012-06-01 Customer Advisory	8.0		936.00	

APPROVAL __________ DO NOT WORK __________

Notes:
Repair
Kit and Labor covered by Cessna Warranty.

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
12	Comply with Service Bulletin 560XL-32-41 R1 Landing Gear - Transmittal of Goodrich Service Bulletin 3-1571-32-7 This will comply with AD 2012-09-01 Landing Gear - Torque Lug Inspection Customer Advisory	6.0		648.00	

APPROVAL __________ DO NOT WORK __________

Notes:
Repair
Parts are covered by Cessna Labor is not covered by Cessna Warranty.

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
13	#1 ATC error on power up and self test. Customer Advisory/Unairworthy	5.0		600.00	

APPROVAL __________ DO NOT WORK __________

Notes:
Labor to troubleshoot and investigate. If the problem is proven to be internal to the #1 ATC/Comm unit it will be evaluated by the Duncan bench. Repair charges would be determined after evaluation. This unit fails automatic and selected self tests %100 of the time. After clearing test results the unit appears to function correctly. Test fault codes indicate Mode S receiver problems that may not be monitored in many parts of the US Air Traffic Control System so it is not known how this fault effects ATC integration.

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
14	Twice during avionics inspections found the #2 ADC indications failed. After re-cycling the #2 ADC circuit breaker all returned to normal. Customer Advisory/Unairworthy	4.0		480.00	

APPROVAL __________ DO NOT WORK __________

DUNCAN AVIATION

Aircraft Reg no . . N780CC
Job or work order . X474A
Customer name . . . NELNET CORPORATION
Aircraft make/model CESSNA/560XL Serial 560-5597
In date . . . . . . 5/20/13 Out date 5/29/13
Project manager . . William D Morris
Technical rep . . . Edward K Johnson

Item	Discrepancy		Ex Hrs	Part cst	Estimated Labor cst	Oth Srv

Notes:
Labor to investigate and troubleshoot. We will contact Cessna for any relevant information that is available. Parts or additional labor may be required to repair, depending on findings. If this were to fail in flight it would be a significant loss in redundancy/safety. Did not fail on acceptance flight.

Item	Discrepancy		Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
15	MFD range switch binds and intermittently sticks in either range-in or range-out position.	Customer Advisory	2.0	3892.00	240.00	

APPROVAL __________ DO NOT WORK __________

Notes:
Labor to R/R the MFD controller. Switch does function correctly but the pilot must actively return the switch to neutral position instead of spring return automatically. Honeywell SPEX exchange price listed. The unit may also be sent to Honeywell for bench repair/evaluation with unknown repair time and expense. Typical repair turn time is around two weeks.

Item	Discrepancy		Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
16	EGPWS terrain database is at 439, at least 8 years old.	Customer Advisory	4.0		400.00	

APPROVAL __________ DO NOT WORK __________

Notes:
$400 flat rate for a standard database update. There is no mandate or requirement for this database to be updated. It is possible that the EGPWS computer may require additional hardware or software modification to accept a more current database, due to the expanding size of the database digital file. Most software mods can be done in the field but the hardware mods would require the unit be sent to Honeywell. Additional pricing approval would be required in either case.

Item	Discrepancy		Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
17	Garmin GTX-200 failed and performed self reset during avionics inspection.	Customer Advisory/Unairworthy	3.0		360.00	

APPROVAL __________ DO NOT WORK __________

Notes:
Labor to investigate and troubleshoot. Fault code 0x20 This unit is a secondary navigation source. Dual Universal FMS installed as primary. NO provisions in ICA's for unit

Item Approval Sheet

5/29/13
8:06:05

DUNCAN AVIATION

Aircraft Reg no . . N780CC
Job or work order . X474A
Customer name . . . NELNET CORPORATION
Aircraft make/model CESSNA/560XL   Serial 560-5597
In date . . . . . . 5/20/13   Out date 5/29/13
Project manager . . William D Morris
Technical rep . . . Edward K Johnson

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
	not to be working.				
18	Cabin VIP temperature control panel display is failing, unit is un-usable. Customer Advisory Unairworthy	2.0		240.00	
19	When baggage lights are selected ON, CB HT050 pops Customer Advisory Unairworthy	2.0		234.00	
20	1 cabin door step light is inop. Customer Advisory	.5		58.50	
21	Evaluate R/H elevator static discharge located on upper otbd skin seam. Customer Advisory Unairworthy	24.0	80.00	2736.00	
22	Cabin seat #5 fore and aft adjustment knob is missing Customer Advisory	.5	25.00	58.50	

Item 18

APPROVAL ________ DO NOT WORK ________

Notes:
Unit to R/R unit and send to vendor for repair. Repair charges and turn times will be determined after they complete the evaluation.

Item 19

APPROVAL ________ DO NOT WORK ________

Notes:
Time is for trouble shooting

Item 20

APPROVAL ________ DO NOT WORK ________

Notes:
Replace bulb

Item 21

APPROVAL ________ DO NOT WORK ________

Notes:
JAP R&R elevator, JST   PNT paint touch up and re balance elevator MM 5-50-00

Item 22

APPROVAL ________ DO NOT WORK ________

Notes:
P/N 2524.001.25-212 Handle, MS29693S-4-40 screw

ITMAPPR

Item Approval Sheet

DUNCAN AVIATION

Aircraft Reg no . . N780CC
Job or work order . X474A
Customer name . . . NELNET CORPORATION
Aircraft make/model CESSNA/560XL Serial 560-5597
In date . . . . . . 5/20/13 Out date 5/29/13
Project manager . . William D Morris
Technical rep . . . Edward K Johnson

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
23	LMG green gear down light has 1 bulb inop Customer Advisory/Unairworthy	.5		58.50	

APPROVAL __________ DO NOT WORK __________

Notes:
Repair 560MM 32-60-00

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
24	AFT closet door wood rubs on frame when opening door, adjust as required. Customer Advisory	4.0	20.00	468.00	

APPROVAL __________ DO NOT WORK __________

Notes:
Customer advisory

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
25	Aft vanity water heater access door does not latch Customer Advisory	1.5		175.50	

APPROVAL __________ DO NOT WORK __________

Notes:
Customer advisory*** Note if parts are found to be required a change order will be submitted.

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
26	Cabin seat #5 has an ink mark on seat cushion Customer Advisory	.5		58.50	

APPROVAL __________ DO NOT WORK __________

Notes:
Customer advisory

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
27	Velcro loose on carpet aft of pedestal Customer Advisory	1.5		175.50	

APPROVAL __________ DO NOT WORK __________

Notes:
Customer advisory

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
28	Aft vanity sink does not drain when switch is activated. Investigate and repair as required. Customer Advisory	3.0		351.00	

APPROVAL __________ DO NOT WORK __________

Item Approval Sheet

5/29/13
8:06:05

Page# 6

DUNCAN AVIATION

Aircraft Reg no . . N780CC
Job or work order . X474A
Customer name . . . NELNET CORPORATION
Aircraft make/model CESSNA/560XL Serial 560-5597
In date . . . . . . 5/20/13 Out date 5/29/13
Project manager . . William D Morris
Technical rep . . . Edward K Johnson

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv

Notes:
**Note if parts are found to be required a change order will be submitted

---

29 Document Equipment removed for access
Customer Advisory

APPROVAL __________ DO NOT WORK __________

Notes:
Billing/Informational

---

30 Spirent Cabin information display system intermittently locks up and re-boots itself.
Customer Advisory — Ex Hrs: 8.0 — Labor cst: 960.00

APPROVAL __________ DO NOT WORK __________

Notes:
Labor to R/R unit and send to Spirent for evaluation. This has failed twice in about 4 hours of observing and did not fail on the acceptance flight. System is for cabin entertainment/information only. Includes additional labor to access unit in forward bulkhead.

---

31 Marker Beacon antenna has a crack on the side.
Customer Advisory/Unairworthy — Ex Hrs: 4.0 — Part cst: 650.00 — Labor cst: 480.00

APPROVAL __________ DO NOT WORK __________

Notes:
Parts and labor to replace antenna with new. The crack is small an not in a structural mounting part of the antenna.

---

32 AD 70-22-04, Wood Electric Circuit Breakers
Customer Advisory — Ex Hrs: 3.0 — Labor cst: 351.00

APPROVAL __________ DO NOT WORK __________

Notes:
Repair
Duncan Aviation's FSDO requires that when any chapter 5 Airframe inspection is signed off this AD must be cleared, which requires Duncan to look at all circuit breakers to see if they are Wood Electtric. At this maintenance visit Duncan does not need to clear this AD because were not doing a chapter 5 airframe inspection but if we do maintenance in the future it will need to be cleared.

5/29/13
8:06:05

Item Approval Sheet

DUNCAN AVIATION

Aircraft Reg no . . N780CC
Job or work order . X474A
Customer name . . . NELNET CORPORATION
Aircraft make/model CESSNA/560XL Serial 560-5597
In date . . . . . . 5/20/13 Out date 5/29/13
Project manager . . William D Morris
Technical rep . . . Edward K Johnson

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
34	AD 2011-14-08 B/E Aerospace Continuous flow Passenger Mask In-Line Flow Indicators — Customer Advisory	.5		58.50	

APPROVAL __________ DO NOT WORK __________

Notes:
Within 36 months after August 19, 2011 (the effective date of this AD) or within 6,500 hours time-in-service (TIS) after August 19, 2011 (the effective date of this AD)

---

36 AD 2012-06-01 Prevent Jammed or Stiff Rudder Control from Ice on Rudder Bias Cables (Also see Mandatory Cessna Service Bulletin SB560XL-53-16, dated October 4, 2011.
Customer Advisory Unairworthy

APPROVAL __________ DO NOT WORK __________

Notes:
Compliance within 800 flight hours or by 04-25-2013 (Also see Mandatory Cessna Service Bulletin SB560XL-53-16, dated October 4, 2011.) SQK is AD sign off only. Labor is under item 11

---

37 AD 2012-09-01 Wheel inserts becoming loose causing brake failure (Also see Mandatory Cessna Service Bulletin SB560XL-32-41, Revision 1, dated May 5, 2011)
Customer Advisory Unairworthy

APPROVAL __________ DO NOT WORK __________

Notes:
Compliance NLT 1 year from 06-07-2012. Sqk is for AD sign off only. Labor is under item 12

---

39 #1 engine fan blade has small nick.
Customer Advisory — Ex Hrs 1.0 — Labor cst 121.00

APPROVAL __________ DO NOT WORK __________

Notes:
Blend nick. Within MM limits.

---

40 Pilot aft side window has a chip greater than .005" deep
Customer Advisory Unairworthy — Oth Srv 750.00

APPROVAL __________ DO NOT WORK __________

Item Approval Sheet

5/29/13
8:06:05

Page# 8

DUNCAN AVIATION

Aircraft Reg no . . N780CC
Job or work order . X474A
Customer name . . . NELNET CORPORATION
Aircraft make/model CESSNA/560XL Serial 560-5597
In date . . . . . . 5/20/13 Out date 5/29/13
Project manager . . William D Morris
Technical rep . . . Edward K Johnson

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
	Notes: Triumph Aerospace to repair 560XL MM 56-25-00				
41	L/H tail de-ice boot has a pin hole at inbd leading edge Customer Advisory/Unairworthy APPROVAL _________ DO NOT WORK _________ Notes: Repair per Goodrich report 30-10-31	1.0		117.00	
42	R/H tail de-ice boot has a pinhole on outboard lower surface Customer Advisory/Unairworthy APPROVAL _________ DO NOT WORK _________ Notes: Repair per Goodrich report 30-10-31	1.0		117.00	
43	No audible chime when Seat Belt or No Smoking signs are selected. Customer Advisory/Unairworthy APPROVAL _________ DO NOT WORK _________ Notes: Labor to investigate and troubleshoot. The 560XL/XLS MM indicates that it should have this function.	4.0		480.00	
44	GMX 200 pilot guide and pilots guide addendum for WSI weather are missing and are required to on the acft. Customer Advisory/Unairworthy APPROVAL _________ DO NOT WORK _________ Notes: P/N 190-00607-02 and 190-00607-06		40.00		
45	Galley base drawers finish is getting cloudy. 3 drawers have veneer damage from strike plates on Ice drawer,trash drawer and pop compartment door. Strip and refinish to provide a better appearance. Customer Advisory APPROVAL _________ DO NOT WORK _________ Notes: ****Customer advisory for future repairs.	50.0	250.00	5850.00	

Item Approval Sheet

DUNCAN AVIATION

Aircraft Reg no . . N780CC
Job or work order . X474A
Customer name . . . NELNET CORPORATION
Aircraft make/model CESSNA/560XL Serial 560-5597
In date . . . . . . 5/20/13 Out date 5/29/13
Project manager . . William D Morris
Technical rep . . . Edward K Johnson

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
46	Lav closet panel behind Lav sink finish is getting cloudy. Strip and refinish to improve appearance. Customer Advisory	30.0	150.00	3510.00	
47	RH MLG actuator jam nut safety is negative. Customer Advisory/Unairworthy	.5		58.50	
48	When round knob for gear blow down is pulled, bottle arm does not engage the detent pin. Gear blow down is normal. Customer Advisory	4.0		468.00	
49	Mandatory Cessna Service Letter SL560XL-31-05 Transmittal of L-3 ASB Cessna SB 001. FA2100 CVR, FA2100 FDR Customer Advisory	1.0		120.00	
50	Mandatory Cessna Service Letter SL560XL-35-04 Transmittal of Zodiac SB MXH-35-240 Crew Oxygen Masks Regulator Inflatable Harness Customer Advisory	1.0		117.00	

Item 46

APPROVAL ________ DO NOT WORK ________

Notes:
**Note if the panel is not removable then the entire vanity needs to be removed additional hours will be submitted.

Item 47

APPROVAL ________ DO NOT WORK ________

Notes:
Repair 560XL MM 20-10-02

Item 48

APPROVAL ________ DO NOT WORK ________

Notes:
Adjust the cable on the bottle and perform gear blow down test. Bleed system and service bottle

---

Item 49

APPROVAL ________ DO NOT WORK ________

Notes:
Compliance time was 500 flight hours or 12 months after Aug 4, 2011

Item 50

APPROVAL ________ DO NOT WORK ________

Notes:
Compliance time was within 2000 flight hours or by May 31, 2013

Item Approval Sheet

5/29/13
8:06:05

DUNCAN AVIATION

Aircraft Reg no . . N780CC
Job or work order . X474A
Customer name . . . NELNET CORPORATION
Aircraft make/model CESSNA/560XL Serial 560-5597
In date . . . . . . 5/20/13 Out date 5/29/13
Project manager . . William D Morris
Technical rep . . . Edward K Johnson

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
51	Mandatory Cessna Service Bulletin SB560XL-53-13 Nose Drip Cap Bond Inspection Customer Advisory	.5		58.50	

APPROVAL ________ DO NOT WORK ________

Notes:
Time is for inspection only. NDT and modification will be additional if required

---

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
54	Elevator trim indicator placard is in the wrong position per Cessna 560XL MM 27-32-01. Customer Advisory/Unairworthy	4.0		468.00	

APPROVAL ________ DO NOT WORK ________

Notes:
Relocate placard and adjust "NO TAKEOFF" proximity switch

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
55	Rudder has a birds nest. Customer Advisory	1.0		117.00	

APPROVAL ________ DO NOT WORK ________

Notes:
Remove nest

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
58	Placard on aft NLG barrel missing Customer Advisory	.5	60.00	58.50	

APPROVAL ________ DO NOT WORK ________

Notes:
Placard is not a government requirement, but it was there at one point in time. The adhesive/sealant is still present on aft NLG barrel. P/N 6640002-15

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
59	Tail cone static wick is missing material Customer Advisory	.5	60.00	58.50	

APPROVAL ________ DO NOT WORK ________

Notes:
Replace static wick

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
60	R/H #5 cabin window fillet seal has an area of loose sealant Customer Advisory	1.0		117.00	

APPROVAL ________ DO NOT WORK ________

Item Approval Sheet

5/29/13
8:06:05

Page# 11

DUNCAN AVIATION

Aircraft Reg no . . N780CC
Job or work order . X474A
Customer name . . . NELNET CORPORATION
Aircraft make/model CESSNA/560XL Serial 560-5597
In date . . . . . . 5/20/13 Out date 5/29/13
Project manager . . William D Morris
Technical rep . . . Edward K Johnson

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv

Notes:
Reseal

---

61 Co-Pilot fwd side window has an area of loose sealant
Customer Advisory — Ex Hrs 1.0 — Labor cst 117.00

APPROVAL ________ DO NOT WORK ________

Notes:
Reseal

---

62 Comply with Phase 6 Acft Wash A511003
Customer Advisory — Ex Hrs 6.0 — Labor cst 702.00

APPROVAL ________ DO NOT WORK ________

Notes:
Phase 6 consists of items which are recommended every 14 days for operators who routinely operate or base their airplane in areas subject to saltwater or other corrosion effects. See attachment for Corrosion Severity Map.

---

63 Comply with RH and LH Engine Oil Change and Oil Filter - Replace. C793002
Customer Advisory/Unairworthy — Ex Hrs .5 — Labor cst 60.50

APPROVAL ________ DO NOT WORK ________

Notes:
This inspection/check procedure is completed at the same time the Engine Minor Inspection is completed. This has been PCW and Sqk is for clearing Cessna Phase 9.

---

64 GYRO Emergency Power Supply requires Mod 10.
Customer Advisory/Unairworthy — Ex Hrs 2.0 — Part cst 50.00 — Labor cst 198.00

APPROVAL ________ DO NOT WORK ________

Notes:
Repair

Performed periodic check - passed. Checked for converter output - passed. Removed cover and inspected- found mandatory mod 10(SB501-1712-11 REV. B, to eliminate the potential for short circuits due to insulation failure) is not complied with. Top Charged and discharged to test capacity- passed. Recharged. Disassembled battery packs and inspected-passed.

Item Approval Sheet

5/29/13
8:06:05

DUNCAN AVIATION

Aircraft Reg no . . N780CC
Job or work order . X474A
Customer name . . . NELNET CORPORATION
Aircraft make/model CESSNA/560XL   Serial 560-5597
In date . . . . . . 5/20/13   Out date 5/29/13
Project manager . . William D Morris
Technical rep . . . Edward K Johnson

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
65	Interior manual and wiring diagram manual CD are not with aircraft — Customer Advisory	.5		58.50	

APPROVAL ________ DO NOT WORK ________

Notes:
Interior and WDM manual are aircraft S/N specific. If seller cannot find we will have to order a replacement CD from Cessna. Cost of this is unknown at this time.

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
66	First aid kit expired 06-2012 — Customer Advisory/Unairworthy				

APPROVAL ________ DO NOT WORK ________

Notes:
Replace first aid kit Required per FAR 91.513

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
67	L/H engine oil analysis lab report has high M50 tool steel. Recommend contacting P&W. — Customer Advisory	.5		60.50	

APPROVAL ________ DO NOT WORK ________

Notes:
Oil sample is acceptable per P&W 545B MM 72-00-00 as there is no history of debris and part is smaller than 0.2MM and P&W email dated 05-28-2013. Sqk is for information and tracking purposes.

Item	Discrepancy	Ex Hrs	Part cst	Estimated Labor cst	Oth Srv
68	Comply with 12 month Garmin GMX 200 Annual Inspection per ICA — Customer Advisory/Unairworthy	1.0		117.00	

APPROVAL ________ DO NOT WORK ________

Notes:
Repair

TWAPPR

EXHIBIT A

CONTACT: ERROL BADER - ERROL@USAERO.COM 801-376-6084

SUMMARY

One Owner since new/Part 91 operation/Excellent interior and exterior

AIRFRAME & ENGINES

Airframe Total Time: 1,166.9 hrs	Total Landings: 601
Engines: PW545B	
L/H Engine: 1,166 hrs	Cycles: 587
R/H Engine: 1,166.9 hrs	Cycles: 587
APU: Honeywell RE100XL	131.9 HRS 40 Cycles

AVIONICS

Honeywell Primus 1000 Dual XS-852
Honeywell Primus 1000 A/P
Dual Honeywell RCZ-833 Comms
Dual Honeywell NV-850 Navs
Honeywell DF-850 ADF
Dual Honeywell DM-850 DME
Dual UNS-1Esp 803 Software System

Mode "S" Enhanced XPDR
Honeywell Primus 880-Color Radar
Heads Up Technologies Automated Pax PBS-250
TCAS II w/ change 7
Honeywell Mark V TAWS A EGPWS with RAAS
AirCell ST-3100 Satcom Phone
UniLink UL-701 COM Data Management

FEATURES/EQUIPMENT

RVSM Artex C406-2 ELT
8.33KHz & FM-Immunity
L3 FA2100 CVR
Precise Pulselites
Av Visor Plus

MSG-3 maintenance as of July 2008
RG-380E/44LA3 Lead Acid Concorde Battery
Cockpit Speaker Mute Switch
HF-1050 Provisions
LED wing, navigation and strobe lights

INTERIOR

Six premium tan leather executive seats are complimented by a two-place side facing divan opposite entry door and belted seat opposite the lav. Burl cabinetry, tan headliner, tan sidewalls, neutral lower sidewalls and brown carpeting, extended galley with ample storage and ice cooler. Three 110-volt outlets.

EXTERIOR

Matterhorn White with Green and Tan striping.

INSPECTIONS/MAINTENANCE

CESCOM-CAMP
Phase 1-4 Completed in February 2013

Specifications and other technical details subject to buyer verification

CITATION
XLS

Optional Equipment Selection Guide

Effective for Aircraft to be Delivered in 2006
Printed May 2005

FLIGHT DECK - MISCELLANEOUS

		Price (USD)	Estimated Weight (lbs)	Warranty* (Years)
	resolution terrain rendering, terrain threats, and trend vectors can be displayed on the Universal FMS CDU which provides three perspectives of surrounding terrain: Map View, Profile View, and 3-D view. A Universal FMS is required with this option. The Universal MFD-640 can be ordered (see below) and will provide a VGA display of TAWS in a larger format.			
☐SER	**MFD-640–Universal**–The MFD-640 Multi-Function Display supports terrain awareness, navigation, Stormscope and UniLink images (if systems are installed). This 5.175" x 6.675" flat panel integrated display incorporates the latest advancements in active matrix LCD technology.	$49,225	9.3	3
	EMERGENCY LOCATOR TRANSMITTER (ELT)			
STD	**ELT C406-N with Navigation Interface–Artex**–Provides a three-frequency ELT that transmits on the International Emergency Frequencies and the satellite frequency of 406 MHz. The C406-N ELT is interfaced with the onboard FMS/GPS and will transmit the last known aircraft position on the satellite frequency. (Note: This system requires registration with the National Oceanic and Atmospheric Administration (NOAA) for recognition of the 406 MHz frequency.)	N/C	0.0	2
	WEATHER DETECTION			
STD	**Primus 880–Honeywell**–Provides a 4-color, X-band digital radar incorporating a "Doppler Turbulence Detection Mode" that detects turbulence embedded in rain cells.	N/C	0.0	5
☐629T	**LSZ-860 Lightning Sensor System–Honeywell**–Installs the LSZ-860 lightning strike sensor. The system tracks range, bearing, and rate of occurrence of lightning strikes and displays the information on the Honeywell MFDs. Lightning strikes can be displayed concurrently with weather radar information to enhance awareness of severe weather.	$35,700	17.4	2
	MISCELLANEOUS AVIONICS			
☐810	**PBS-250 Passenger Briefing System–Heads-Up Technologies**–Installs a PBS-250 passenger briefer that meets FAA-mandated passenger briefing requirements.	$5,050	4.8	1
☐674B	**Cockpit Speaker Mute Switch**–Installs a switch in the instrument panel that will mute all audio, including EGPWS and TCAS, to the cockpit overhead speakers. The crew is required to wear headsets when the cockpit speakers are disabled. (This system may not be accepted by all regulatory authorities for certain types of operations.)	$1,750	1.6	1

*Equipment supplied by the identified Supplier within a requested option will receive the limited warranty for the period specified in this Optional Equipment Selection Guide. All other associated components of the requested option (wiring, cables, racks, etc.), from other than the stated Supplier, will receive a limited warranty for a period of one year.

NOTE: OPTIONAL EQUIPMENT AND VENDORS ARE SUBJECT TO CHANGE WITHOUT NOTICE.

FLIGHT DECK - AVIONICS (Continued)

	Item	Price (USD)	Estimated Weight (lbs)	Warranty* (Years)
☐635L	**TCAS 2000–ACSS– (Exchange)**–A TCAS II system that provides pilots with target accuracy and extended range surveillance (up to 80 nm active, 100+ nm passive). The system simultaneously tracks up to 54 intruders (displays position and flight path trends of up to twelve (12) aircraft within a 40-nautical mile range) while providing traffic awareness and conflict resolution advisories via the audio system and visually on the pilot and copilot's Primary Flight Displays. Meets or exceeds all regulatory requirements (European ACAS II and Change 7).	N/C	TBD	5
	TERRAIN AWARENESS AND WARNING SYSTEM (TAWS)			
STD	**Mark V Enhanced Ground Proximity Warning System (EGPWS)–Honeywell**–Provides visual and aural warning alerts for avoidance of Controlled Flight Into Terrain (CFIT). Features the Honeywell TERRAIN AWARENESS and DISPLAY SYSTEM (TADS) display on the Honeywell MFD. Features include Excessive Descent Rate Alert/Warning (Mode 1), Excessive Closure Rate to Terrain Warning (Mode 2), Alert to Descent After Takeoff (Mode 3), Insufficient Terrain Clearance based on the airplane configuration (Mode 4), Alert to Inadvertent Descent below Glideslope (Mode 5), Altitude Call Outs, Excessive Bank Angle Alerts (Mode 6), and Reactive Windshear Warning and Windshear Caution Alerts (Mode 7). In addition, the Mark V system provides the following terrain map enhanced modes: Terrain Clearance Floor Exceedance, "Look-Ahead" Cautionary Terrain and Obstacle Alerting and Warning Awareness, and Terrain and Obstacle Awareness Display.	N/C	0.0	5
☐807E	**Runway Awareness and Advisory System (RAAS)–Honeywell**–Adds RAAS capability to the Mark V. Provides improved situational awareness to reduce the risk of runway incursions by providing aural advisories to the flight crew during taxi, takeoff, final approach, landing and rollout. RAAS is a software upgrade to the Mark V EGPWS. RAAS issues advisories based on aircraft position compared to airport locations stored in the EGPWS Runway Database. (Includes an inhibit switch.)	$22,250	0.0	1
☐650A	**Terrain Awareness Warning System (TAWS)–Universal (Exchange)**–Provides terrain situational awareness relative to current and predicted airplane position utilizing high-resolution advanced terrain rendering to 30 arc sec worldwide, and six (6) arc sec at mountainous airports. System provides the pilot alerts for: Excessive Rate of Descent (Mode 1), Excessive Closure Rate to Terrain (Mode 2), Negative climb after takeoff or go-around (Mode 3), Insufficient Terrain Clearance based on the airplane configuration (Mode 4), Below Glide Slope (Mode 5), Altitude Call Outs and Bank Angle Alerts (Mode 6). Integration with the UNS-1Esp TAWS provides advanced "Look Ahead" capability by alerting the pilot to terrain threats along the intended flight path and provides pictorial aircraft velocity trend vector. TAWS high-	N/C	21.4	3

*Equipment supplied by the identified Supplier within a requested option will receive the limited warranty for the period specified in this Optional Equipment Selection Guide. All other associated components of the requested option (wiring, cables, racks, etc.), from other than the stated Supplier, will receive a limited warranty for a period of one year.

NOTE: OPTIONAL EQUIPMENT AND VENDORS ARE SUBJECT TO CHANGE WITHOUT NOTICE.

FLIGHT DECK - AVIONICS (Continued)

		Price (USD)	Estimated Weight (lbs)	Warranty* (Years)
☐675P	**UL701 UniLink–Universal**–Provides an air-to-ground, two-way datalink. UniLink has the ability to upload and display flight information, weather graphics, and text messages through ground-based VHF and airborne telephone. UniLink is designed to be interfaced with and controlled through the UNS-1Esp FMS. This option requires an airborne telephone system with data transmission to receive weather graphics. (Requires registration with Universal Weather or GDC prior to delivery.)	$36,950	10.0	3
☐675Q	**UL701 UniLink (Provisions Only)–Universal**–Reference Note 1 on Page 1.	$7,825	5.3	1
	FLIGHT DATA RECORDERS			
☐634D	**F-1000 Flight Data Recorder–L-3 Communications**–Provides a solid state flight data recorder to meet FAR Part 91. Note: FDR is only required for FAR Part 91 Operations if a ten (10) place or more passenger seating configuration is selected. Does not meet US Part 91K (Fractional) or US Part 135 operational requirements. (This system does not meet the requirements for an aircraft used for commercial operations in some countries.)	$49,800	46.4	5
☐634J	**Flight Data Recorder (Provisions Only)–L-3 Communications**–Reference Note 1 on Page 1.	$28,500	22.1	1
☐634C	**JAA Flight Data Recorder–Honeywell and Teledyne Controls**–Provides a solid state flight data recorder certified to meet JAA regulations.	$82,450	41.1	1
☐634V	**JAA Flight Data Recorder (Provisions Only)–Honeywell and Teledyne Controls**–Reference Note 1 on Page 1.	$25,025	21.5	1
	TRAFFIC ALERT AND COLLISION AVOIDANCE SYSTEM (TCAS)			
STD	**TCAS II–Honeywell**–Enables the crew to monitor altitude (absolute or relative), position and flight path trends of up to twelve (12) aircraft within a 40-nautical mile range, as well as both audible and visual resolution advisories. System will limit presentations of aircraft based on range selection and threat analysis of intruder aircraft. Traffic advisories are provided to the pilots with both audible and visual indications, along with a resolution advisory displayed on both the pilot and co-pilot's Primary Flight Displays. System includes Software Change 7, necessary to meet European ACAS II requirements. (Note: This system is installed to provide collision avoidance information and will not necessarily display aircraft within the monitoring area that do not pose a threat.)	N/C	0.0	5

*Equipment supplied by the identified Supplier within a requested option will receive the limited warranty for the period specified in this Optional Equipment Selection Guide. All other associated components of the requested option (wiring, cables, racks, etc.), from other than the stated Supplier, will receive a limited warranty for a period of one year.

NOTE: OPTIONAL EQUIPMENT AND VENDORS ARE SUBJECT TO CHANGE WITHOUT NOTICE.

AIRCRAFT DELIVERY RECEIPT

NATIONAL EDUCATION LOAN NETWORK, INC. ("**Purchaser**") hereby acknowledges acceptance of delivery of that certain CESSNA model 560XL (described on the International Registry Manufacturer's List as model 560 XLS) airframe bearing manufacturer's serial number 560-5597 and U.S. registration mark N780CC (the "**Airframe**"), together with two (2) PRATT & WHITNEY CANADA model PW545A (described on the International Registry Manufacturer's List as model PW500 SERIES) aircraft engines, bearing the manufacturer's serial numbers DD0203 and DD0206 (the "**Engines**") (the Airframe and Engines are collectively the "**Aircraft**"), as more particularly described in that certain Aircraft Purchase Agreement dated as of the 20th day of May, 2013, by and between GALENA AIR SERVICES COMPANY ("**Seller**") and Purchaser, from Seller, at 10:09 o'clock [am / pm] Central Daylight Time on the 25th day of June, 2013, at Lincoln, Nebraska.

TOTAL TIME AIRFRAME AT DELIVERY:	1176.4	hours
TOTAL TIME ENGINES AT DELIVERY:		
Left Engine:	1176.4	hours
Right Engine:	1176.4	hours
TOTAL LANDINGS AT DELIVERY:	608	

NATIONAL EDUCATION LOAN NETWORK, INC.
Purchaser:

By: [signature]

Name: William J. Munn

Title: General Counsel and Secretary

WARRANTY BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS:

GALENA AIR SERVICES COMPANY ("**Seller**"), in consideration of the sum of $10.00 and other good and valuable consideration in hand paid by NATIONAL EDUCATION LOAN NETWORK, INC. ("**Purchaser**"), the receipt and sufficiency of which are hereby acknowledged, hereby grants, bargains, sells, conveys, transfers and sets over unto said Purchaser pursuant to the Aircraft Purchase Agreement dated as of May 20th, 2013 (the "**Agreement**"), between Seller and Purchaser, all of the Seller's right, title and interest in and to the following described aircraft:

(i) **"Aircraft"** means (i) that certain CESSNA model 560XL (described on the International Registry Manufacturer's List as model 560 XLS) airframe bearing manufacturer's serial number 560-5597 and U.S. registration mark N780CC, together with two (2) PRATT & WHITNEY CANADA model PW545A (described on the International Registry Manufacturer's List as model PW500 SERIES) aircraft engines, bearing the manufacturer's serial numbers DD0203 and DD0206,, (ii) all appurtenances, appliances, parts, avionics, instruments, components, accessions and furnishings pertaining thereto, (iii) loose equipment and other items, if any, specifically included on the Aircraft Specification or the Inventory Listing in Seller's possession, and (iv) all Aircraft Documents.

(ii) **"Aircraft Documents"** means all document records relating to or required to be maintained with respect to the Aircraft, including without limitation, all airframe, engine, and accessory logbooks, manuals, flight records, weight and balance manuals, tags, technical records, traceability records, task cards, information, overhaul records, maintenance records, maintenance contracts, computerized maintenance programs, airframe and aircraft component warranties (if any), engine warranties (if any), avionics warranties (if any), wiring diagrams, drawings, data, and all issued FAA Form 337s (if any).

with all rights and privileges of ownership thereof.

Seller does hereby assign and make available to Purchaser any and all assignable rights which Seller may have under any warranties and/or indemnities from manufacturers and maintenance and overhaul agencies with respect to the Aircraft.

Seller hereby warrants to Purchaser, its successors and assigns, that there is hereby conveyed to Purchaser on the date hereof good and marketable title to the Aircraft and all right, title and interest of Seller in the Aircraft Documents, and the Aircraft and Aircraft Documents are free and clear of all liens, encumbrances, defects in title and interests of others, except liens arising through or under Purchaser, and Seller agrees for the benefit of Purchaser and its successors and assigns that they will warrant and defend such title forever against all claims and demands whatsoever.

(i) **DISCLAIMER AND LIMITATION OF LIABILITY**. EXCEPT AS TO TITLE AND FREEDOM FROM LIENS, THE AIRCRAFT IS BEING SOLD AND DELIVERED TO PURCHASER IN "AS IS, WHERE IS, WITH ALL FAULTS" CONDITION AT TIME OF DELIVERY, WITHOUT ANY REPRESENTATION, WARRANTY OR GUARANTY OF ANY KIND BEING MADE OR GIVEN BY SELLER, ITS MEMBERS, MANAGERS, OFFICERS, AGENTS, EMPLOYEES, ATTORNEYS OR ASSIGNS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, AND SELLER DISCLAIMS ALL EXPRESS OR IMPLIED WARRANTIES WHETHER ARISING IN LAW, IN EQUITY, IN CONTRACT OR IN TORT, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY, AIRWORTHINESS, DESIGN, CONDITION, OR FITNESS FOR A PARTICULAR USE. PURCHASER HEREBY WAIVES, RELEASES AND RENOUNCES ANY CLAIM (INCLUDING, WITHOUT LIMITATION, INCIDENTAL OR CONSEQUENTIAL DAMAGES) OR EXPENSE CAUSED BY THE AIRCRAFT OR BY

PURCHASER'S LOSS OF USE THEREOF FOR ANY REASON WHATSOEVER, EXCEPT FOR ANY CLAIM ARISING OUT OF SELLER'S COVENANT OF TITLE AND FREEDOM FROM LIENS OR ENCUMBRANCES. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER SHALL NOT BE LIABLE OR RESPONSIBLE TO PURCHASER FOR ANY DEFECTS, EITHER PATENT OR LATENT, IN THE AIRCRAFT, OR FOR ANY DIRECT OR INDIRECT DAMAGE TO PERSONS OR PROPERTIES RESULTING THEREFROM, OR FOR PURCHASER'S LOSS OF USE OF OR A DIMINUTION IN VALUE OF THE AIRCRAFT, OR FOR ANY INTERRUPTION IN PURCHASER'S BUSINESS CAUSED BY PURCHASER'S INABILITY TO USE THE AIRCRAFT FOR ANY REASON WHATSOEVER.

(ii) UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE FOR LOST PROFITS, LOSS OF BUSINESS, LOSS OF USE OR ANY OTHER INCIDENTAL, INDIRECT, CONSEQUENTIAL OR SPECIAL DAMAGES ARISING OUT OF OR RELATED TO THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY DELAY IN CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND EACH PARTY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO SUCH DAMAGES.

(iii) PURCHASER IS RELYING ENTIRELY ON ITS INSPECTION OF THE AIRCRAFT AS TO THE CONDITION OF THE AIRCRAFT.

This Bill of Sale shall be governed by the laws of the State of Oklahoma, without regard to any conflicts of law rules which might result in the application of the laws of any other jurisdiction.

IN WITNESS WHEREOF, this Bill of Sale has been duly executed this 25th day of June, 2013.

GALENA AIR SERVICES COMPANY
Seller:

By: [signature]

Name: VICKI BYRNE

Title: CFO